UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 9, 2006

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	1-8489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 9, 2006, Dominion Resources, Inc. (the Company) entered into two underwriting agreements (the Underwriting Agreements) with Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the underwriters named in the Underwriting Agreements, for the sale of $250,000,000 aggregate principal amount of the Company’s 2006 Series A 5.60% Senior Notes due 2016 and $400,000,000 aggregate principal amount of the Company’s 2006 Series B Floating Rate Senior Notes due 2008. Such Senior Notes, which are designated the 2006 Series A 5.60% Senior Notes due 2016 and the 2006 Series B Floating Rate Senior Notes due 2008, are Senior Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on February 13, 2006 (File No. 333-131810). Copies of the Underwriting Agreements including exhibits thereto, are filed as Exhibits 1.1 and 1.2 to this Form 8-K.

Forms of the Thirty-Second and Thirty-Third Supplemental Indentures to the Company’s June 1, 2000 Senior Indenture, pursuant to which the 2006 Series A 5.60% Senior Notes due 2016 and 2006 Series B Floating Rate Senior Notes due 2008 will be issued, are filed as Exhibits 4.2 and 4.3 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits
1.1	Underwriting Agreement, dated November 9, 2006, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives for the underwriters named in the Underwriting Agreement*

1.2	Underwriting Agreement, dated November 9, 2006, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives for the underwriters named in the Underwriting Agreement*

4.1	Form of Senior Indenture, dated June 1, 2000, between Dominion Resources, Inc. and The Bank of New York (successor to JP Morgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Trustee (Exhibit 4 (iii), Form S-3, Registration Statement, File No. 333-93187, incorporated by reference).

4.2	Form of Thirty-Second Supplemental Indenture to the Senior Indenture pursuant to which the 2006 Series A 5.60% Senior Notes due 2016 will be issued. The form of the 2006 Series A 5.60% Senior Notes due 2016 is included as Exhibit A to the form of the Thirty-Second Supplemental Indenture.*

4.3	Form of Thirty-Third Supplemental Indenture to the Senior Indenture pursuant to which the 2006 Series Floating Rate Senior Notes due 2008 will be issued. The form of the 2006 Series B Floating Rate Senior Notes due 2008 is included as Exhibit A to the form of the Thirty-Second Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP with respect to the 2006 Series A 5.60% Senior Notes due 2016.*

5.2	Opinion of McGuireWoods LLP with respect to the 2006 Series B Floating Rate Senior Notes due 2008.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson
Name:	Patricia A. Wilkerson
Title:	Vice President and Corporate Secretary

Date: November 13, 2006